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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

              Date of Report (Date of earliest event reported):
                              December 29, 1997


                              TEARDROP GOLF COMPANY
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             (Exact name of Registrant as specified in its Charter)


         DELAWARE                  0-29014                52-105660
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  (State or other juris-         (Commission             (IRS Employer
  diction of incorporation)      File Number)         Identification Number)


 1080 LOUSONS ROAD, UNION, NEW JERSEY                        07083
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(Address of principal executive office)                   (Zip Code)


      Registrant's telephone number including area code: (908) 688-4445
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                                 NOT APPLICABLE
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        (Former name and former address, as changed since last report)


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     On December 29, 1997 (the "Closing Date"), TearDrop Golf Company, a Delaware corporation (the "Company"), through its newly formed, wholly-owned subsidiary then known as TearDrop Ram Golf Company (now known as Ram Golf Corporation) ("RGC"), acquired substantially all of the assets (the "Acquisition") of Ram Golf Corporation, a Delaware corporation (currently named JRH Golf Corporation ) ("JRH") including the stock of Ram Golf UK, Ltd., a UK corporation ("Ram UK"). The Company acquired the assets for a purchase price consisting of (i) $2,668,009 in cash (the "Cash Payment"), (ii) 83,007 shares of the Company's common stock, par value $.01 per share ("Common Stock") to be held in escrow for disposition by the escrow agent in accordance with a certain Inventory Escrow Agreement dated as of December 29, 1997 and subject to an audit of JRH to be conducted within 60 days of the Closing Date, (iii) 100,000 shares of the Common Stock to the escrow agent to be disposed in accordance with a Delivery Escrow Agreement dated as of December 29, 1997 and subject to the satisfaction of certain product delivery obligations for April 1998, (iv) 4,350 shares of Common Stock and (v) a Warrant to purchase 50,000 shares of Common Stock (the Warrant"). A copy of the Asset Purchase Agreement (the "Asset Purchase Agreement") dated as of December 23, 1997 by and among the Company, RGC, JRH, Ram UK and James R. Hansberger, the principal shareholder of JRH ("Hansberger"; JRH, Ram UK and Hansberger are sometimes collectively referred to herein as the "Selling Parties") is incorporated herein by reference as Exhibit
10.25. The Company intends to continue to use the acquired assets in connection with the manufacturing, marketing and distributing of Ram(R) line of golf clubs and golf-related equipment. The Company has not acquired from JRH golf clubs using putter insert technology.

     The Company obtained funds for the Cash Payment pursuant to a Loan and Security Agreement among the Company, TearDrop Acquisition Corp. (now known as Tommy Armour Golf Company) ("Tommy Armour") and CoreStates Bank, N.A. ("CoreStates"), as amended by First Amendment to Loan and Security Agreement dated as of January 9, 1998 among the Company, Tommy Armour, RGC, and CoreStates (as amended, the "Loan Agreement"), copies of which are incorporated herein by reference as Exhibits 10.27 and 10.28, respectively. Pursuant to the Loan Agreement, CoreStates has provided a revolving credit facility equal to the lesser of (i) the sum of 65% of the Company's eligible accounts plus 65% of the Company's eligible inventory or (ii) $25 million (the "Credit Facility") to the Company to finance the Acquisition and the Company's working capital and general corporate expenditures. The Company drew down an additional $2,668,009 under the Credit Facility to fund the Cash Payment. Funds extended pursuant to the Credit Facility accrue interest at the prime rate minus 1/2% or LIBOR plus 2% per annum. The Credit Facility is secured by substantially all of the assets of the Company, including the assets acquired in connection with the Acquisition. The Loan Agreement contains restrictions on certain of the Company's activities, including, but not limited to, the payment of dividends, redemption of securities and the sale of assets outside the ordinary course of the Company's business.

     The Warrant entitles JRH to purchase from the Company 50,000 shares of Common Stock at a price of $6.625 per share at any time or from time to time during the period from

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December 29, 1997 to December 29, 2002. A copy of the Warrant is attached hereto as Exhibit 10.29 and is incorporated herein by reference.

     The Company also entered into a Registration Agreement (the "Registration Agreement") pursuant to which the Company agreed to file a registration statement on Form S-3 with the Securities and Exchange Commission registering the sale of the Common Stock and use its best efforts to have the Registration Statement declared effective no later than June 30, 1998. A copy of the Registration Agreement is attached hereto as Exhibit 10.26 and is incorporated herein by reference.

     The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Asset Purchase Agreement, the Registration Agreement, the Loan Agreement and the Warrant, copies of which are attached hereto as Exhibits 10.25, 10.26, 10.27, 10.28 and 10.29, respectively.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements of Business Acquired.

     The historical financial statements of the business acquired will be filed by amendment as soon as practicable, but not later than 60 days after this report is required to be filed.

     (b) Pro Forma Financial Information.

     The pro-forma financial information for the business acquired will be filed by amendment as soon as practicable, but not later than 60 days after this report is required to be filed.

     (c) Exhibits.

       Exhibit No.                      Description
       -----------                      -----------
         10.25                          Asset Purchase Agreement
         10.26                          Registration Agreement
         10.27                          Loan and Security Agreement*
         10.28                          First Amendment to Loan and Security
                                          Agreement
         10.29                          Warrant

* Incorporated herein by reference from Exhibit 10.27 on Form 8-K Current Report of the Company, filed with the Securities and Exchange Commission on November 26, 1997.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    TEARDROP GOLF COMPANY


Dated:  January 13, 1998            By:      /s/ RUDY A. SLUCKER
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                                    Name:  Rudy A. Slucker
                                    Title: President and Chief Executive
                                             Officer

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                                  EXHIBIT INDEX

      Exhibit No.                     Description
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         10.25                        Asset Purchase Agreement
         10.26                        Registration Agreement
         10.27                        Loan and Security Agreement
                                        Incorporated herein by reference from
                                        Exhibit 10.27 on Form 8-K Current Report of the Company, filed with the Securities and Exchange Commission on November 26, 1997
         10.28                        First Amendment to Loan and Security
                                        Agreement
         10.29                        Warrant